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                CONSENT OF PERSON NOMINATED TO BECOME A DIRECTOR

        I, Philip R. Harper, hereby consent to the use, in the Registration Statement on Form S-1 of American Security Inc., a Delaware corporation (the "Company"), to which this consent is filed as an exhibit included therein, of my name as a person nominated to become a Director of the Company.



                                         /s/ Philip R. Harper
                                         ----------------------------------
                                         Philip R. Harper
                                         July 31, 1998